Commitments	9 Months Ended
Sep. 30, 2012
Commitments [Abstract]
Commitments

11. Commitments

The Company leases property from third parties. The Company leases a portion of its U.S. facilities, and the lease term expires in July 2017. The Company leases office and manufacturing space in the United Kingdom, and the initial term expires in February 2016. The Company leases an office and manufacturing space in Japan, and the initial term expires in November 2021. The Company has the ability to terminate this lease, with no penalty, upon six months’ notice.

As a condition of the lease of the UK facility, the Company received a rent holiday for the full year of 2011. The expense related to the full term of the lease is being recognized on a straight-line basis in accordance with ASC 840, Leases (ASC 840).

The Company has acquired capital equipment under capital leases.

Future minimum commitments under non-cancelable leases at December 31, 2011, are as follows:

	Capital Leases	Operating Leases
	(in thousands)
Years ending:
2012	$433	$1,379
2013	319	1,293
2014	207	1,267
2015	144	1,267
2016 and thereafter	10	3,166

Total future minimum lease payments	1,113	$8,372

Less interest cost	(110)

Net present value of minimum lease payments	$1,003

Rental expense was approximately $0.8 million, $0.9 million and $0.8 million for the years ended December 31, 2009, 2010 and 2011, respectively and $1.0 million and $1.0 million for the nine months ended September 30, 2011 and 2012, respectively.